# Senior Management Team



## Nicholas S. Schorsch – *Chairman, Business Development Corporation of America, and* William M. Kahane – *President, Business Development Corporation of America*

**Mr. Schorsch and Mr. Kahane** are co-founders of American Realty Capital ("ARC"), a full-service real estate advisory firm. ARC is the parent of Realty Capital Securities, LLC *(Member FINRA/SIPC)*, ("RCS"), a broker-dealer with an open architecture platform distributing multiple investment solutions, including BDCA. Mr. Schorsch began his career at age 17 acquiring, operating and liquidating middle market businesses. Mr. Schorsch established American Financial Resource Group ("AFRG") in 1995. From that date until 2002, AFRG acquired over 1,000 operating companies and other assets, aggregating transactional value of approximately $5 billion. His achievements were recognized in June 2011 by Ernst & Young with the Entrepreneur of the Year® Award for Lifetime Achievement for the Greater Philadelphia Area. From September 2002 until August 2006, Mr. Schorsch served as CEO of American Financial Realty Trust (NYSE: AFR), which he took public in 2003. Mr. Schorsch was dubbed the "Banker's Landlord" by the Philadelphia Inquirer, and was the recipient of the Ernst & Young Entrepreneur of the Year® 2003 award. He also served on the board of NAREIT from 2005 to 2006.

Mr. Kahane began his career as a real estate attorney, and has been active in the investment banking business for 35 years. From 1981 to 1992, Mr. Kahane worked at Morgan Stanley, where he launched their real estate offices in Los Angeles and Tokyo, and built the firm's real estate investment banking practices in Japan, Asia and Europe. From 1992 to 1998, Mr. Kahane was the Chief Investment Officer of Hong Kong based Robert H. Burns Holdings Ltd., a firm which actively invested in real estate, private equity and publicly-traded securities. Mr. Kahane was Chairman of the Board of Directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, from 1999 to 2001, and was a member of the board from 1997 to 2005. He was a trustee of NYSE-traded American Financial Realty Trust from 2003 to 2006, and served as Chairman of the Finance Committee. Mr. Kahane currently is a member of the investment committee at Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China.



## Peter M. Budko – *Chief Executive Officer, BDCA Adviser, LLC*

**Mr. Budko** currently serves as CEO of BDCA Adviser. In addition, Mr. Budko is the Executive Vice President and Chief Investment Officer for American Realty Capital Trust III. Mr. Budko founded and formerly served as Managing Director and Group Head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006. As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset exchange solutions and qualified intermediary services for real estate exchange investors. While at Wachovia, Mr. Budko acquired over $5 billion of assets. From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990. Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank. Throughout his 25 year financial career, Mr. Budko has developed significant knowledge and experience with the underwriting, financing and placement of a wide variety of complex and structured corporate debt, equity and real estate structures.

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY PROSPECTUS. THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. YOU SHOULD READ THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. AN INVESTMENT IN BUSINESS DEVELOPMENT CORPORATION OF AMERICA SHOULD BE MADE ONLY AFTER A CAREFUL REVIEW OF THE PROSPECTUS. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus. Any representation to the contrary is unlawful. All information contained in this material is qualified in its entirety by the terms of the current prospectus. The achievement of any goals is not guaranteed. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. For more complete information about investing in Business Development Corporation of America including risks, charges and expenses, refer to our prospectus. **SOME OF THESE RISK FACTORS associated with an investment in BDCA include, without limitation:** (1) This is a blind pool offering. We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock; (2) We are a thinly capitalized new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective; (3) Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. We do not expect these conditions to improve in the near future, and these conditions may make it more difficult for us to achieve our investment objective; (4) The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may be paid from the net proceeds of our offering, from our borrowings, or from other sources, and may represent a return of capital to you; (5) A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments. **For additional risk factors, please see the reverse.**

## Robert K. Grunewald – *Chief Investment Officer*

**Robert K. Grunewald** serves as Chief Investment Officer of BDCA and BDCA Adviser, LLC. Mr. Grunewald has participated as a lender, investment banker, M&A advisor, portfolio manager and hedge fund operator during his 25 year career in financial services. Prior to joining BDCA and its adviser, Mr. Grunewald was the managing partner of Cicero Capital Partners, LLC ("Cicero") which he founded in January 2010. Cicero is a registered investment advisor that manages two hedge funds, CCP Total Return Fund and CCP Real Estate Opportunity Fund. Prior to founding Cicero, Mr. Grunewald was a managing director of American Capital Strategies ("ACAS") from 2006 through 2009. ACAS is a publicly-traded business development company and global asset manager with current assets under management in excess of $52 billion. Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, depository and asset management sectors. During his three years at ACAS, Mr. Grunewald invested over $500 million in debt and equity investments and also founded two financial services companies: Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (NASDAQ: AGNC), a publicly traded mortgage REIT, currently with over $43 billion in assets. From 1997 through 2006, Mr. Grunewald was a managing director of Wachovia Securities. While at Wachovia, Mr. Grunewald led a team of 8 investment banking professionals covering the commercial finance, consumer finance, mortgage REIT and asset management sectors. Mr. Grunewald and his team completed numerous public debt and equity raises as well as M&A assignments for clients throughout the specialty finance industry. He co-led initial public offerings and secondary equity offerings for Capital Source, American Capital, Allied Capital and Ares Capital, among others.



## Kamal Jafarnia – *Senior Vice President & Chief Compliance Officer*

**Mr. Jafarnia** is the Chief Compliance Officer of BDCA and BDCA Adviser, LLC. Mr. Jafarnia joined American Realty Capital in November 2008 and was designated as the Chief Compliance Officer of the firm's affiliated broker dealer, Realty Capital Securities, in February 2009. Mr. Jafarnia has more than 15 years experience both as an attorney and as a compliance professional, including 10 years of related industry experience in financial services as the CCO for several registered investment advisory firms and FINRA broker dealer member firms. Prior to joining American Realty Capital, he served as Executive Vice President of Franklin Square Capital Partners and as Chief Compliance Officer of FB Income Advisor, LLC, where he was responsible for overseeing the regulatory compliance programs. Prior to Franklin Square Capital Partners, Mr. Jafarnia was Assistant General Counsel and Chief Compliance Officer for Behringer Harvard and Behringer Securities, LP, respectively, where he coordinated the selling group due diligence and oversaw the regulatory compliance efforts. Prior to Behringer Harvard, Mr. Jafarnia worked as Vice President of CNL Capital Markets, Inc. and Chief Compliance Officer of CNL Fund Advisors, Inc. Mr. Jafarnia earned a Bachelor of Arts from the University of Texas at Austin; his law degree from Temple University School of Law; and his Master of Law degree in Securities and Financial Regulation at the Georgetown University Law Center. Mr. Jafarnia holds FINRA Series 6, 7, 24, 63 and 65 licenses.

## Business Development Corporation of America

**Business Development Corporation of America is an SEC-registered non-traded fund that invests in both the debt and equity of private companies throughout the United States.**

## To Learn More, Please Visit: *www.BDCofAmerica.com*

RC SECURITIES

Realty Capital Securities, LLC *(Member FINRA/SIPC)*, is the dealer manager for Business Development Corporation of America, an affiliate. The prospectus contains this and other information about the Company. The offering may be made only by means of a prospectus, copies of which may be obtained from Realty Capital Securities, LLC, Three Copley Place, Suite 3300, Boston, MA 02116, 877-373-2522. **RISK FACTORS** *(Continued)*: (6) Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse; (7) Our investment adviser, BDCA Adviser, LLC (the "Adviser") and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests; (8) The potential for our Adviser to earn incentive fees under the investment advisory and management services agreement may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case, and our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees; (9) We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser; (10) We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment; (11) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares; (12) Our investments, especially until we raise significant capital from this offering, may be concentrated in over-the-counter debt securities of a limited number of issuers which will likely carry lower yields than those we will seek in future customized financings, which could result in a lower distribution than we have estimated and magnify the effect of any losses suffered by a few of these investments; (13) We will be subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments; (14) As a result of the annual distribution requirement to qualify as a Registered Investment Company under the Internal Revenue Code, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all; (15) We intend to qualify as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance; (16) We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets; (17) The purchase price for our shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price; (18) This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make; (19) One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline; (20) The management of multiple REITs by our executive officers of our Adviser may significantly reduce the amount of time spent on activities related to us and cause other conflicts of interest, which may cause operating results to suffer; (21) We will compete for investors with other programs of our sponsor.